Exhibit 99.1

News Release	NYSE: BOH

Media Inquiries Stafford Kiguchi Telephone: 808-537-8580 Mobile: 808-265-6367 E-mail: skiguchi@boh.com Investor/Analyst Inquiries Cindy Wyrick Telephone: 808-537-8430 E-mail: cwyrick@boh.com

Bank of Hawaii Corporation Third Quarter 2007 Financial Results

•                    Net Income $47.8 Million or $0.96 Per Diluted Share

•                    Board of Directors Raise Dividend to $0.44 Per Share

•                    Board of Directors Increase Repurchase Authorization by $100 Million

FOR IMMEDIATE RELEASE

HONOLULU, HI (October 22, 2007) — Bank of Hawaii Corporation (NYSE: BOH) today reported diluted earnings per share of $0.96 for the third quarter of 2007, up from $0.92 in the third quarter of 2006 and up from $0.95 in the second quarter of 2007. Net income for the third quarter of 2007 was $47.8 million, an increase of $0.9 million, or 1.8 percent from net income of $46.9 million in the third quarter of 2006 and up slightly from net income of $47.7 million in the second quarter of 2007.

The return on average assets for the third quarter of 2007 was 1.79 percent compared with 1.81 percent in the third quarter of 2006 and 1.84 percent in the second quarter of 2007. The return on average equity was 26.02 percent for the third quarter of 2007 compared with 27.09 percent in the third quarter last year and 26.30 percent in the previous quarter.

“The third quarter of 2007 reflects another quarter of solid financial performance for Bank of Hawaii Corporation,” said Allan R. Landon, Chairman and CEO.   “Our bank has performed well during this period of market turbulence. Bank of Hawaii remains well positioned to deliver superior results, even as growth becomes more challenging.”

For the nine months ended September 30, 2007, net income was $142.8 million, up $13.4 million or 10.3 percent compared to net income of $129.4 million for the same period last year. Diluted earnings per share were $2.86 for the nine-month period in 2007, up from diluted earnings per share of $2.52 for the nine-month period in 2006. The year-to-date return on average assets was 1.82 percent, up from 1.70 percent for the same period in 2006. The year-to-date return on average equity was 26.43 percent, up from 24.99 percent for the nine months ended September 30, 2006.

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130 Merchant Street	•	PO Box 2900	•	Honolulu HI 96846-6000	•	Fax 808-537-8440	•	Website www.boh.com

Bank of Hawaii Corporation Third Quarter 2007 Financial Results

Financial Highlights

Net interest income, on a taxable equivalent basis, for the third quarter of 2007 was $98.8 million, down $1.7 million from net interest income of $100.5 million in the third quarter of 2006 and down $0.3 million compared to net interest income of $99.1 million in the second quarter of 2007. For the nine-month period ended September 30, 2007, net interest income was $296.3 million compared to $302.9 million for the same period in 2006. Analyses of the changes in net interest income are included in Tables 6a and 6b.

The net interest margin was 4.03 percent for the third quarter of 2007, a 17 basis point decrease from 4.20 percent in the third quarter of 2006 and a 9 basis point decrease from 4.12 percent in the second quarter of 2007.  For the nine months ended September 30, 2007, the net interest margin was 4.07 percent compared to 4.29 percent for the same nine months in 2006.

Results for the third quarter of 2007 included a provision for credit losses of $4.1 million compared to $2.8 million in the third quarter of 2006 and $3.4 million in the second quarter of 2007. For the nine months ended September 30, 2007, the provision for credit losses was $10.1 million compared to $7.6 million for the same nine months in 2006.

Noninterest income was $61.2 million for the third quarter of 2007, an increase of $4.4 million or 7.7 percent compared to $56.9 million in the third quarter of 2006 and up $3.2 million or 5.5 percent compared to $58.0 million in the second quarter of 2007. The increase compared to the previous year included improvements in trust and asset management fees, mortgage banking, service charges on deposits, and insurance.

Noninterest expense was $81.5 million in the third quarter of 2007, up $1.6 million or 2.1 percent from $79.8 million in the third quarter last year and up $1.6 million or 2.0 percent from the prior quarter. The efficiency ratio for the third quarter of 2007 was 50.97 percent compared with 50.75 percent in the same quarter last year and 50.88 percent in the previous quarter. For the nine months ended September 30, 2007, the efficiency ratio was 51.16 percent compared to 51.47 percent for the same period in 2006.

The Company’s business segments are defined as Retail Banking, Commercial Banking, Investment Services, and Treasury. Results are determined by the Company’s internal financial management reporting processes and organizational structure. Selected financial information for the business segments is included in Tables 11a and 11b.

Asset Quality

The Company’s overall asset quality continued to remain strong and stable throughout the third quarter of 2007. Non-performing assets were $4.3 million at the end of the third quarter of 2007, down $1.2 million compared to $5.4 million at the end of the same quarter last year and down $2.1 million, compared to $6.3 million at the end of the previous quarter. At September 30, 2007, the ratio of non-performing assets to total loans and leases, foreclosed real estate, and other investments was 0.06 percent, down from 0.08 percent at September 30, 2006 and down from 0.10 percent at June 30, 2007.

Non-accrual loans and leases were $4.2 million at September 30, 2007, down from $5.0 million at September 30, 2006 and down from $6.3 million at June 30, 2007. Non-accrual loans and leases as a percentage of total loans and leases at September 30, 2007 were 0.06 percent, compared to 0.08 percent at September 30, 2006 and 0.10 percent at June 30, 2007.

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2

Bank of Hawaii Corporation Third Quarter 2007 Financial Results

Commercial nonperforming assets decreased to 0.007 percent of outstandings this quarter. The weighted average credit score for the largest consumer portfolio, residential mortgages, is 755 and 94% of the portfolio has a loan-to-value ratio of 80% or less. Delinquency rates in the mortgage portfolio are nominal. The second largest consumer portfolio, home equity, also reflects very strong quality with a weighted average credit score of 748 and an annualized loss rate of 0.08 percent.

Net charge-offs for the third quarter of 2007 were $4.1 million, or 0.25 percent annualized of total average loans and leases compared with net charge-offs of $2.8 million, or 0.17 percent annualized of total average loans and leases for the third quarter of 2006 and net charge-offs in the second quarter of 2007 of $3.4 million, or 0.21 percent annualized of total average loans and leases. Net charge-offs for the nine months ended September 30, 2007 were $10.1 million, or 0.21 percent annualized of total average loans and leases compared to $7.6 million, or 0.16 percent annualized of total average loans and leases for the same period last year. Details of the reserve for credit losses are summarized in Table 10.

The allowance for loan and lease losses was $91.0 million at September 30, 2007, up slightly from $90.8 million at September 30, 2006 and unchanged from June 30, 2007. The ratio of the allowance for loan and lease losses to total loans and leases was 1.38 percent at September 30, 2007, down slightly from 1.40 percent at September 30, 2006 and 1.39 percent at June 30, 2007.  The reserve for unfunded commitments at September 30, 2007 was $5.2 million, down from $5.4 million at September 30, 2006 and unchanged from June 30, 2007.

Other Financial Highlights

Total assets were $10.55 billion at September 30, 2007, up from $10.37 billion at September 30, 2006 and down from $10.72 billion at June 30, 2007. The decrease compared with the previous quarter is largely due to a reduction in funds sold and interest-bearing deposits. Total investment securities were $2.99 billion at September 30, 2007 and included $322.9 million in non-agency mortgage-backed securities. The non-agency securities all remain AAA-rated jumbo prime paper with an average original loan-to-value of 65 percent and were originated between 2003 and mid-2005. The market value at September 30, 2007 was $314.9 million. The non-agency holdings do not contain sub-prime or Alt-A collateral.

Total loans and leases were $6.60 billion at September 30, 2007, up from $6.49 billion at September 30, 2006 and up from $6.57 billion at June 30, 2007. Commercial loans increased to $2.43 billion at September 30, 2007, compared with $2.36 billion at September 30, 2006 and were essentially unchanged from June 30, 2007.  Consumer loans increased to $4.17 billion at September 30, 2007 compared with $4.13 billion at September 30, 2006 and $4.14 billion at June 30, 2007.

Total deposits at September 30, 2007 were $7.88 billion, up from $7.69 billion at September 30, 2006 and down from $8.31 billion at June 30, 2007.  The decrease in deposits compared to June 30, 2007 is largely due to short-term commercial deposits and public funds received near the end of the second quarter. Average total deposits during the third quarter of 2007 were $8.02 billion, up from $7.73 billion during the same quarter last year and up from $7.81 billion during the second quarter of 2007.

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3

Bank of Hawaii Corporation Third Quarter 2007 Financial Results

During the third quarter of 2007, the Company repurchased 550.0 thousand shares of common stock at a total cost of $27.8 million under its share repurchase program. The average cost was $50.58 per share repurchased. From the beginning of the share repurchase program in July 2001 through September 30, 2007, the Company has repurchased 43.8 million shares and returned over $1.5 billion to shareholders at an average cost of $34.87 per share.

The Company’s Board of Directors has increased the authorization under the share repurchase program by an additional $100 million. This new authorization, combined with the previously announced authorizations of $1.55 billion, brings the total repurchase authority to $1.65 billion. From October 1, 2007 through October 19, 2007, the Company repurchased an additional 82.1 thousand shares of common stock at an average cost of $52.12 per share. Remaining buyback authority under the share repurchase program was $120.1 million at October 19, 2007.

At September 30, 2007, the Tier 1 leverage ratio was 6.95 percent compared to 6.90 percent at September 30, 2006 and 7.02 percent at June 30, 2007.

The Company’s Board of Directors has declared an increase in the quarterly cash dividend to $0.44 per share on the Company’s outstanding shares. The dividend will be payable on December 14, 2007 to shareholders of record at the close of business on November 30, 2007.

Conference Call Information

The Company will review its third quarter 2007 financial results today at 8:00 a.m. Hawaii Time (2:00 p.m. Eastern Time). The presentation will be accessible via teleconference and via the Investor Relations link of Bank of Hawaii Corporation’s web site, www.boh.com. The conference call number is 866-271-5140 if calling within the United States or 617-213-8893 for international callers. No pass code number is required. A replay will be available for one week beginning Monday, October 22, 2007 by calling 888-286-8010 in the United States or 617-801-6888 internationally. Please enter the number 71861112 when prompted. A replay of the presentation will also be available via the Investor Relations link of the Company’s web site.

Forward-Looking Statements

This news release, and other statements made by the Company in connection with it may contain “forward-looking statements”, such as forecasts of our financial results and condition, expectations for our operations and business prospects, and our assumptions used in those forecasts and expectations.  Do not unduly rely on forward-looking statements.  Actual results might differ significantly from our forecasts and expectations because of a variety of factors. More information about these factors is contained in Bank of Hawaii Corporation’s Annual Report on Form 10-K for the year ended December 31, 2006, which was filed with the U.S. Securities and Exchange Commission.  We do not promise to update forward-looking statements to reflect later events or circumstances.

Bank of Hawaii Corporation is a bank holding company providing a broad range of financial products and services to customers in Hawaii and the Pacific Islands (Guam, nearby islands and American Samoa). The Company’s principal subsidiary, Bank of Hawaii, was founded in 1897 and is the largest independent financial institution in Hawaii. For more information about Bank of Hawaii Corporation, see the Company’s web site, www.boh.com.

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4

Bank of Hawaii Corporation and Subsidiaries
Financial Highlights (Unaudited)	Table 1

	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,
(dollars in thousands, except per share amounts)	2007	2007	2006 (1)	2007	2006 (1)
For the Period:
Net Interest Income	$98,556	$98,878	$100,350	$295,571	$302,408
Total Noninterest Income	61,242	58,028	56,887	180,230	162,660
Net Income	47,779	47,729	46,920	142,843	129,446
Basic Earnings Per Share	0.98	0.97	0.94	2.90	2.57
Diluted Earnings Per Share	0.96	0.95	0.92	2.86	2.52
Dividends Declared Per Share	0.41	0.41	0.37	1.23	1.11

Net Income to Average Total Assets	1.79%	1.84%	1.81%	1.82%	1.70%
Net Income to Average Shareholders’ Equity	26.02	26.30	27.09	26.43	24.99
Net Interest Margin (2)	4.03	4.12	4.20	4.07	4.29
Operating Leverage (3)	1.65	0.13	4.19	2.97	3.68
Efficiency Ratio (4)	50.97	50.88	50.75	51.16	51.47

Average Assets	$10,576,565	$10,383,030	$10,309,314	$10,480,803	$10,190,904
Average Loans and Leases	6,570,261	6,532,736	6,470,883	6,554,979	6,324,492
Average Deposits	8,015,594	7,810,089	7,731,993	7,916,061	7,734,242
Average Shareholders’ Equity	728,372	727,887	687,172	722,522	692,643
Average Shareholders’ Equity to Average Assets	6.89%	7.01%	6.67%	6.89%	6.80%

Market Price Per Share of Common Stock:
Closing	$52.85	$51.64	$48.16	$52.85	$48.16
High	55.84	55.00	50.75	55.84	55.15
Low	46.05	50.64	47.00	46.05	47.00

	September 30,	June 30,	December 31,	September 30,
	2007	2007	2006 (1)	2006 (1)
As of Period End:
Net Loans and Leases	$6,508,917	$6,475,128	$6,532,169	$6,398,262
Total Assets	10,549,595	10,722,568	10,571,815	10,371,215
Total Deposits	7,875,166	8,314,404	8,023,394	7,687,123
Long-Term Debt	235,350	260,329	260,288	265,268
Total Shareholders’ Equity	731,697	708,806	719,420	683,472

Non-Performing Assets	$4,260	$6,314	$6,407	$5,442

Allowance to Loans and Leases Outstanding	1.38%	1.39%	1.37%	1.40%
Dividend Payout Ratio (5)	41.84	42.27	39.81	39.36
Leverage Ratio	6.95	7.02	7.06	6.90

Book Value Per Common Share	$14.91	$14.34	$14.45	$13.72

Full-Time Equivalent Employees	2,572	2,571	2,586	2,589
Branches and Offices	84	84	86	86

(1)

Certain prior period information has been reclassified to conform to currrent presentation. Basic earnings per share for the three and nine months ended September 30, 2006 was corrected from $0.95 and $2.58, respectively. Diluted earnings per share for the three and nine months ended September 30, 2006 was corrected from $0.93 and $2.53, respectively. Corrections were first reported in the fourth quarter of 2006.

(2)	Net interest margin is defined as net interest income, on a taxable equivalent basis, as a percentage of average earning assets.

(3)

Operating leverage is defined as the percentage change in income before provision for credit losses and the provision for income taxes. Three months ended measures are presented on a linked quarter basis.

(4)	Efficiency ratio is defined as noninterest expense divided by total revenue (net interest income and total noninterest income).

(5)	Dividend payout ratio is defined as dividends declared per share divided by basic earnings per share for the quarter.

Bank of Hawaii Corporation and Subsidiaries
Consolidated Statements of Income (Unaudited)	Table 2

	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,
(dollars in thousands, except per share amounts)	2007	2007 (1)	2006 (2)	2007	2006 (2)
Interest Income
Interest and Fees on Loans and Leases	$112,787	$112,026	$110,065	$335,111	$313,824
Income on Investment Securities
Trading	1,114	1,357	—	4,089	—
Available-for-Sale	33,486	31,563	31,949	96,010	94,010
Held-to-Maturity	3,616	3,827	4,558	11,495	13,973
Deposits	1,086	96	50	1,240	148
Funds Sold	1,103	533	66	2,694	361
Other	364	364	272	1,061	816
Total Interest Income	153,556	149,766	146,960	451,700	423,132
Interest Expense
Deposits	37,613	33,701	28,464	104,689	72,753
Securities Sold Under Agreements to Repurchase	11,726	11,665	11,959	35,277	29,651
Funds Purchased	1,654	1,452	2,270	4,029	6,815
Short-Term Borrowings	87	91	82	265	212
Long-Term Debt	3,920	3,979	3,835	11,869	11,293
Total Interest Expense	55,000	50,888	46,610	156,129	120,724
Net Interest Income	98,556	98,878	100,350	295,571	302,408
Provision for Credit Losses	4,070	3,363	2,785	10,064	7,615
Net Interest Income After Provision for Credit Losses	94,486	95,515	97,565	285,507	294,793
Noninterest Income
Trust and Asset Management	15,146	16,135	14,406	47,114	43,791
Mortgage Banking	3,848	2,479	2,394	9,698	7,950
Service Charges on Deposit Accounts	11,919	11,072	10,723	33,958	30,550
Fees, Exchange, and Other Service Charges	16,465	16,556	16,266	49,082	46,666
Investment Securities Gains, Net	789	575	19	1,380	19
Insurance	7,446	4,887	6,713	18,548	16,423
Other	5,629	6,324	6,366	20,450	17,261
Total Noninterest Income	61,242	58,028	56,887	180,230	162,660
Noninterest Expense
Salaries and Benefits	44,944	44,587	43,133	134,937	133,730
Net Occupancy	10,267	9,695	9,998	29,773	29,017
Net Equipment	4,871	4,871	5,285	14,529	15,115
Professional Fees	2,369	2,599	2,638	7,511	5,665
Other	18,999	18,080	18,751	56,655	55,838
Total Noninterest Expense	81,450	79,832	79,805	243,405	239,365
Income Before Provision for Income Taxes	74,278	73,711	74,647	222,332	218,088
Provision for Income Taxes	26,499	25,982	27,727	79,489	88,642
Net Income	$47,779	$47,729	$46,920	$142,843	$129,446
Basic Earnings Per Share	$0.98	$0.97	$0.94	$2.90	$2.57
Diluted Earnings Per Share	$0.96	$0.95	$0.92	$2.86	$2.52
Dividends Declared Per Share	$0.41	$0.41	$0.37	$1.23	$1.11
Basic Weighted Average Shares	48,913,293	49,276,820	49,960,617	49,204,295	50,407,013
Diluted Weighted Average Shares	49,663,049	50,077,219	50,879,937	50,001,594	51,453,496

(1)	Basic and diluted weighted average shares for the three months ended June 30, 2007 was corrected from 49,265,698 and 50,066,097, respectively.

(2)

Basic earnings per share for the three and nine months ended September 30, 2006 was corrected from $0.95 and $2.58, respectively.  Diluted earnings per share for the three and nine months ended September 30, 2006 was corrected from $0.93 and $2.53, respectively.  In addition, basic weighted average shares for the three and nine months ended September 30, 2006 was corrected from 49,586,947 and 50,180,280, respectively.  Diluted weighted average shares for the three and nine months ended September 30, 2006 was corrected from 50,506,267 and 51,226,763, respectively.  Corrections were first reported in the fourth quarter of 2006.

Bank of Hawaii Corporation and Subsidiaries
Consolidated Statements of Condition (Unaudited)	Table 3

	September 30,	June 30,	December 31,	September 30,
(dollars in thousands)	2007	2007	2006	2006
Assets
Interest-Bearing Deposits	$35,471	$130,732	$4,990	$5,238
Funds Sold	—	200,000	50,000	—
Investment Securities
Trading	92,831	123,591	—	—
Available-for-Sale
Portfolio	1,935,383	1,683,417	1,846,742	1,973,719
Pledged as Collateral	656,599	772,251	751,135	678,914
Held-to-Maturity (Fair Value of $299,191; $313,589; $360,719; and $385,891)	307,653	327,118	371,344	397,520
Loans Held for Sale	8,016	13,527	11,942	15,336
Loans and Leases	6,599,915	6,566,126	6,623,167	6,489,057
Allowance for Loan and Lease Losses	(90,998)	(90,998)	(90,998)	(90,795)
Net Loans and Leases	6,508,917	6,475,128	6,532,169	6,398,262
Total Earning Assets	9,544,870	9,725,764	9,568,322	9,468,989
Cash and Noninterest-Bearing Deposits	344,267	345,226	398,342	283,621
Premises and Equipment	120,318	122,929	125,925	127,521
Customers’ Acceptances	1,967	2,234	1,230	673
Accrued Interest Receivable	52,652	49,121	49,284	49,339
Foreclosed Real Estate	105	48	407	409
Mortgage Servicing Rights	28,407	29,112	19,437	18,995
Goodwill	34,959	34,959	34,959	34,959
Other Assets	422,050	413,175	373,909	386,709
Total Assets	$10,549,595	$10,722,568	$10,571,815	$10,371,215
Liabilities
Deposits
Noninterest-Bearing Demand	$1,894,933	$1,896,335	$1,993,794	$1,879,644
Interest-Bearing Demand	1,530,982	1,755,646	1,642,375	1,608,774
Savings	2,711,169	2,923,168	2,690,846	2,596,940
Time	1,738,082	1,739,255	1,696,379	1,601,765
Total Deposits	7,875,166	8,314,404	8,023,394	7,687,123
Funds Purchased	191,900	90,650	60,140	160,600
Short-Term Borrowings	10,749	15,644	11,058	11,290
Securities Sold Under Agreements to Repurchase	1,087,511	910,302	1,047,824	1,099,260
Long-Term Debt	235,350	260,329	260,288	265,268
Banker’s Acceptances	1,967	2,234	1,230	673
Retirement Benefits Payable	41,125	43,892	48,309	72,651
Accrued Interest Payable	18,526	18,292	22,718	18,659
Taxes Payable and Deferred Taxes	271,089	277,516	277,202	280,611
Other Liabilities	84,515	80,499	100,232	91,608
Total Liabilities	9,817,898	10,013,762	9,852,395	9,687,743
Shareholders’ Equity
Common Stock ($.01 par value; authorized 500,000,000 shares; issued / outstanding: September 2007 - 57,005,602 / 49,068,275; June 2007 - 56,927,022 / 49,440,204; December 2006 - 56,848,609 / 49,777,654; and September 2006 - 56,848,799 / 49,809,709)	567	566	566	566
Capital Surplus	482,586	480,389	475,178	471,908
Accumulated Other Comprehensive Loss	(28,359)	(45,705)	(39,084)	(49,422)
Retained Earnings	671,451	645,149	630,660	605,976
Treasury Stock, at Cost (Shares: September 2007 - 7,937,327; June 2007 - 7,486,818; December 2006 - 7,070,955; and September 2006 - 7,039,090)	(394,548)	(371,593)	(347,900)	(345,556)
Total Shareholders’ Equity	731,697	708,806	719,420	683,472
Total Liabilities and Shareholders’ Equity	$10,549,595	$10,722,568	$10,571,815	$10,371,215

Bank of Hawaii Corporation and Subsidiaries
Consolidated Statements of Shareholders’ Equity (Unaudited)	Table 4

				Accum.
				Other
				Compre-		Deferred		Compre-
		Common	Capital	hensive	Retained	Stock	Treasury	hensive
(dollars in thousands)	Total	Stock	Surplus	Loss	Earnings	Grants	Stock	Income
Balance as of December 31, 2006	$719,420	$566	$475,178	$(39,084)	$630,660	$—	$(347,900)
Cumulative-Effect Adjustment of a Change in Accounting Principle,
Net of Tax:
SFAS No. 156, “Accounting for Servicing of Financial Assets, an amendment of FASB Statement No. 140”	5,126	—	—	5,279	(153)	—	—
FSP No. 13-2, “Accounting for a Change or Projected Change in the Timing of Cash Flows Relating to Income Taxes Generated by a Leveraged Lease Transaction”	(27,106)	—	—	—	(27,106)	—	—
FIN 48, “Accounting for Uncertainty in Income Taxes, an interpretation of FASB Statement No. 109”	(7,247)	—	—	—	(7,247)	—	—
Comprehensive Income:
Net Income	142,843	—	—	—	142,843	—	—	$142,843
Other Comprehensive Income, Net of Tax:
Change in Unrealized Gains and Losses on Investment Securities Available-for-Sale	4,809	—	—	4,809	—	—	—	4,809
Amortization of Prior Service Credit and Net Actuarial Loss	637	—	—	637	—	—	—	637
Total Comprehensive Income								$148,289
Share-Based Compensation	4,464	—	4,464	—	—	—	—
Tax Benefits related to Share-Based Compensation	2,624	—	2,624	—	—	—	—
Common Stock Issued under Purchase and Equity Compensation Plans (628,252 shares)	16,321	1	320	—	(6,611)	—	22,611
Common Stock Repurchased (1,335,305 shares)	(69,259)	—	—	—	—	—	(69,259)
Cash Dividends Paid	(60,935)	—	—	—	(60,935)	—	—
Balance as of September 30, 2007	$731,697	$567	$482,586	$(28,359)	$671,451	$—	$(394,548)

Balance as of December 31, 2005	$693,352	$565	$473,338	$(47,818)	$546,591	$(11,080)	$(268,244)
Comprehensive Income:
Net Income	129,446	—	—	—	129,446	—	—	$129,446
Other Comprehensive Income, Net of Tax:
Change in Unrealized Gains and Losses on Investment Securities Available-for-Sale	(1,604)	—	—	(1,604)	—	—	—	(1,604)
Total Comprehensive Income								$127,842
Share-Based Compensation	4,017	—	4,017	—	—	—	—
Tax Benefits related to Share-Based Compensation	5,412	—	5,412	—	—	—	—
Common Stock Issued under Purchase and Equity Compensation Plans (730,432 shares)	21,337	1	(10,859)	—	(13,764)	11,080	34,879
Common Stock Repurchased (2,194,534 shares)	(112,191)	—	—	—	—	—	(112,191)
Cash Dividends Paid	(56,297)	—	—	—	(56,297)	—	—
Balance as of September 30, 2006	$683,472	$566	$471,908	$(49,422)	$605,976	$—	$(345,556)

Bank of Hawaii Corporation and Subsidiaries
Consolidated Average Balances and Interest Rates - Taxable Equivalent Basis (Unaudited)	Table 5a

	Three Months Ended September 30, 2007			Three Months Ended June 30, 2007 (1)			Three Months Ended September 30, 2006 (1)
	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/
(dollars in millions)	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate
Earning Assets
Interest-Bearing Deposits	$79.8	$1.1	5.35%	$8.0	$0.1	4.83%	$4.9	$0.1	4.12%
Funds Sold	86.2	1.1	5.01	40.6	0.5	5.19	5.1	0.1	5.09
Investment Securities
Trading	111.3	1.1	4.00	137.1	1.4	3.96	—	—	—
Available-for-Sale	2,556.7	33.7	5.28	2,486.9	31.8	5.11	2,583.0	32.1	4.97
Held-to-Maturity	318.0	3.6	4.55	339.3	3.8	4.51	413.3	4.5	4.41
Loans Held for Sale	7.3	0.1	6.78	13.6	0.2	6.34	8.1	0.1	6.45
Loans and Leases (2)
Commercial and Industrial	1,048.9	19.7	7.45	1,053.3	19.5	7.43	1,024.3	19.3	7.46
Construction	262.2	5.3	8.00	253.8	5.0	7.93	232.2	4.9	8.30
Commercial Mortgage	627.6	10.8	6.82	620.0	10.6	6.85	614.0	10.5	6.77
Residential Mortgage	2,502.4	38.5	6.15	2,499.5	38.3	6.12	2,454.6	36.8	6.01
Other Revolving Credit and Installment	685.8	16.2	9.35	684.2	15.8	9.27	705.6	16.4	9.21
Home Equity	946.2	18.3	7.67	941.4	17.9	7.62	937.2	17.9	7.59
Lease Financing	497.2	3.9	3.15	480.5	4.7	3.92	503.0	4.1	3.27
Total Loans and Leases	6,570.3	112.7	6.82	6,532.7	111.8	6.86	6,470.9	109.9	6.76
Other	79.4	0.4	1.83	79.4	0.4	1.83	79.4	0.3	1.37
Total Earning Assets (3)	9,809.0	153.8	6.25	9,637.6	150.0	6.23	9,564.7	147.1	6.13
Cash and Noninterest-Bearing Deposits	285.3			275.3			296.5
Other Assets	482.3			470.1			448.1
Total Assets	$10,576.6			$10,383.0			$10,309.3

Interest-Bearing Liabilities
Interest-Bearing Deposits
Demand	$1,557.7	4.0	1.01	$1,581.0	4.1	1.03	$1,618.9	4.1	1.01
Savings	2,837.5	15.9	2.23	2,627.8	12.6	1.93	2,641.4	10.6	1.59
Time	1,742.0	17.7	4.03	1,707.9	17.0	3.99	1,542.7	13.8	3.53
Total Interest-Bearing Deposits	6,137.2	37.6	2.43	5,916.7	33.7	2.28	5,803.0	28.5	1.95
Short-Term Borrowings	138.8	1.8	4.91	116.9	1.5	5.23	179.1	2.4	5.14
Securities Sold Under Agreements to Repurchase	1,016.5	11.7	4.54	1,040.6	11.7	4.46	1,005.8	11.9	4.69
Long-Term Debt	251.9	3.9	6.21	260.3	4.0	6.12	248.7	3.8	6.16
Total Interest-Bearing Liabilities	7,544.4	55.0	2.89	7,334.5	50.9	2.78	7,236.6	46.6	2.55
Net Interest Income		$98.8			$99.1			$100.5
Interest Rate Spread			3.36%			3.45%			3.58%
Net Interest Margin			4.03%			4.12%			4.20%
Noninterest-Bearing Demand Deposits	1,878.4			1,893.4			1,929.0
Other Liabilities	425.4			427.2			456.5
Shareholders’ Equity	728.4			727.9			687.2
Total Liabilities and Shareholders’ Equity	$10,576.6			$10,383.0			$10,309.3

(1)	Certain prior period information has been reclassified to conform to current presentation.

(2)	Non-performing loans and leases are included in the respective average loan and lease balances. Income, if any, on such loans and leases is recognized on a cash basis.

(3)

Interest income includes taxable-equivalent basis adjustments, based upon a federal statutory tax rate of 35%, of $237,000, $236,000, and $173,000 for the three months ended September 30, 2007, June 30, 2007, and September 30, 2006, respectively.

Bank of Hawaii Corporation and Subsidiaries
Consolidated Average Balances and Interest Rates - Taxable Equivalent Basis (Unaudited)	Table 5b

	Nine Months Ended			Nine Months Ended
	September 30, 2007			September 30, 2006 (1)
	Average	Income/	Yield/	Average	Income/	Yield/
(dollars in millions)	Balance	Expense	Rate	Balance	Expense	Rate
Earning Assets
Interest-Bearing Deposits	$31.1	$1.2	5.29%	$5.3	$0.1	3.74%
Funds Sold	69.3	2.7	5.12	10.0	0.4	4.77
Investment Securities
Trading	136.6	4.1	3.99	—	—	—
Available-for-Sale	2,499.3	96.7	5.16	2,578.9	94.5	4.89
Held-to-Maturity	339.3	11.5	4.52	428.7	14.0	4.35
Loans Held for Sale	9.4	0.5	6.41	9.6	0.5	6.24
Loans and Leases (2)
Commercial and Industrial	1,059.3	59.0	7.45	975.0	53.0	7.27
Construction	253.9	15.1	7.97	184.2	11.2	8.16
Commercial Mortgage	621.4	31.7	6.82	595.1	29.6	6.65
Residential Mortgage	2,499.5	114.9	6.13	2,442.2	108.7	5.93
Other Revolving Credit and Installment	690.8	47.9	9.27	716.3	48.6	9.07
Home Equity	943.3	53.9	7.64	914.9	50.2	7.33
Lease Financing	486.8	12.1	3.32	496.8	12.0	3.23
Total Loans and Leases	6,555.0	334.6	6.82	6,324.5	313.3	6.62
Other	79.4	1.1	1.78	79.4	0.8	1.37
Total Earning Assets (3)	9,719.4	452.4	6.21	9,436.4	423.6	5.99
Cash and Noninterest-Bearing Deposits	290.3			310.7
Other Assets	471.1			443.8
Total Assets	$10,480.8			$10,190.9

Interest-Bearing Liabilities
Interest-Bearing Deposits
Demand	$1,580.2	12.3	1.04	$1,628.3	11.4	0.93
Savings	2,702.5	41.1	2.03	2,698.5	27.1	1.34
Time	1,727.3	51.3	3.97	1,429.1	34.3	3.20
Total Interest-Bearing Deposits	6,010.0	104.7	2.33	5,755.9	72.8	1.69
Short-Term Borrowings	112.0	4.3	5.06	192.1	7.0	4.83
Securities Sold Under Agreements to Repurchase	1,042.1	35.2	4.49	878.8	29.6	4.49
Long-Term Debt	257.5	11.9	6.15	244.7	11.3	6.16
Total Interest-Bearing Liabilities	7,421.6	156.1	2.81	7,071.5	120.7	2.28
Net Interest Income		$296.3			$302.9
Interest Rate Spread			3.40%			3.71%
Net Interest Margin			4.07%			4.29%
Noninterest-Bearing Demand Deposits	1,906.0			1,978.3
Other Liabilities	430.7			448.5
Shareholders’ Equity	722.5			692.6
Total Liabilities and Shareholders’ Equity	$10,480.8			$10,190.9

(1)	Certain prior period information has been reclassified to conform to current presentation.

(2)	Non-performing loans and leases are included in the respective average loan and lease balances. Income, if any, on such loans and leases is recognized on a cash basis.

(3)

Interest income includes taxable-equivalent basis adjustments, based upon a federal statutory tax rate of 35%, of $686,000 and $510,000 for the nine months ended September 30, 2007 and 2006, respectively.

Bank of Hawaii Corporation and Subsidiaries
Analysis of Change in Net Interest Income - Taxable Equivalent Basis (Unaudited)	Table 6a

	Three Months Ended September 30, 2007 compared to June 30, 2007
(dollars in millions)	Volume (1)	Rate (1)	Time (1)	Total
Change in Interest Income:
Interest-Bearing Deposits	$1.0	$—	$—	$1.0
Funds Sold	0.6	—	—	0.6
Investment Securities
Trading	(0.3)	—	—	(0.3)
Available-for-Sale	0.9	1.0	—	1.9
Held-to-Maturity	(0.2)	—	—	(0.2)
Loans Held for Sale	(0.1)	—	—	(0.1)
Loans and Leases
Commercial and Industrial	(0.1)	0.1	0.2	0.2
Construction	0.2	—	0.1	0.3
Commercial Mortgage	0.1	—	0.1	0.2
Residential Mortgage	—	0.2	—	0.2
Other Revolving Credit and Installment	—	0.2	0.2	0.4
Home Equity	0.1	0.1	0.2	0.4
Lease Financing	0.2	(1.0)	—	(0.8)
Total Loans and Leases	0.5	(0.4)	0.8	0.9
Total Change in Interest Income	2.4	0.6	0.8	3.8

Change in Interest Expense:
Interest-Bearing Deposits
Demand	(0.1)	(0.1)	0.1	(0.1)
Savings	1.1	2.1	0.1	3.3
Time	0.3	0.2	0.2	0.7
Total Interest-Bearing Deposits	1.3	2.2	0.4	3.9
Short-Term Borrowings	0.3	(0.1)	0.1	0.3
Securities Sold Under Agreements to Repurchase	(0.3)	0.2	0.1	—
Long-Term Debt	(0.1)	—	—	(0.1)
Total Change in Interest Expense	1.2	2.3	0.6	4.1

Change in Net Interest Income	$1.2	$(1.7)	$0.2	$(0.3)

(1)	The changes for each category of interest income and expense are allocated between the portion of changes attributable to the variance in volume, rate, and time for that category.

Bank of Hawaii Corporation and Subsidiaries
Analysis of Change in Net Interest Income - Taxable Equivalent Basis (Unaudited)	Table 6b

	Three Months Ended September 30, 2007 compared to September 30, 2006
(dollars in millions)	Volume (1)	Rate (1)	Total
Change in Interest Income:
Interest-Bearing Deposits	$1.0	$—	$1.0
Funds Sold	1.0	—	1.0
Investment Securities
Trading	1.1	—	1.1
Available-for-Sale	(0.3)	1.9	1.6
Held-to-Maturity	(1.0)	0.1	(0.9)
Loans and Leases
Commercial and Industrial	0.4	—	0.4
Construction	0.6	(0.2)	0.4
Commercial Mortgage	0.2	0.1	0.3
Residential Mortgage	0.8	0.9	1.7
Other Revolving Credit and Installment	(0.4)	0.2	(0.2)
Home Equity	0.2	0.2	0.4
Lease Financing	(0.1)	(0.1)	(0.2)
Total Loans and Leases	1.7	1.1	2.8
Other	—	0.1	0.1
Total Change in Interest Income	3.5	3.2	6.7

Change in Interest Expense:
Interest-Bearing Deposits
Demand	(0.1)	—	(0.1)
Savings	0.8	4.5	5.3
Time	1.9	2.0	3.9
Total Interest-Bearing Deposits	2.6	6.5	9.1
Short-Term Borrowings	(0.5)	(0.1)	(0.6)
Securities Sold Under Agreements to Repurchase	0.1	(0.3)	(0.2)
Long-Term Debt	0.1	—	0.1
Total Change in Interest Expense	2.3	6.1	8.4

Change in Net Interest Income	$1.2	$(2.9)	$(1.7)

(1)	The changes for each category of interest income and expense are allocated between the portion of changes attributable to the variance in volume and rate for that category.

Bank of Hawaii Corporation and Subsidiaries
Salaries and Benefits (Unaudited)	Table 7

	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,
(dollars in thousands)	2007	2007	2006	2007	2006
Salaries	$28,882	$29,220	$27,829	$86,226	$82,280
Incentive Compensation	4,364	3,794	3,697	11,777	11,862
Share-Based Compensation	1,601	1,333	1,211	4,161	4,323
Commission Expense	1,546	2,161	1,721	5,700	5,476
Retirement and Other Benefits	3,865	3,365	4,454	10,999	14,522
Payroll Taxes	2,116	2,247	2,117	7,885	7,799
Medical, Dental, and Life Insurance	2,324	2,263	1,620	6,825	5,966
Separation Expense	246	204	484	1,364	1,502
Total Salaries and Benefits	$44,944	$44,587	$43,133	$134,937	$133,730

Bank of Hawaii Corporation and Subsidiaries
Loan and Lease Portfolio Balances (Unaudited)	Table 8

	September 30,	June 30,	March 31,	December 31,	September 30,
(dollars in thousands)	2007	2007	2007	2006	2006
Commercial
Commercial and Industrial	$1,065,258	$1,065,155	$1,042,174	$1,093,392	$994,531
Commercial Mortgage	627,058	619,668	611,784	611,334	635,552
Construction	254,062	261,478	245,951	249,263	238,995
Lease Financing	478,988	480,358	460,837	508,997	489,183
Total Commercial	2,425,366	2,426,659	2,360,746	2,462,986	2,358,261
Consumer
Residential Mortgage	2,510,584	2,505,073	2,495,141	2,493,110	2,464,240
Home Equity	953,713	938,261	938,135	944,873	942,743
Other Revolving Credit and Installment	693,058	677,750	693,132	700,896	701,759
Lease Financing	17,194	18,383	19,998	21,302	22,054
Total Consumer	4,174,549	4,139,467	4,146,406	4,160,181	4,130,796
Total Loans and Leases	$6,599,915	$6,566,126	$6,507,152	$6,623,167	$6,489,057

Air Transportation Credit Exposure (1) (Unaudited)

	September 30, 2007			June 30, 2007	Sept. 30, 2006
		Unused	Total	Total	Total
(dollars in thousands)	Outstanding	Commitments	Exposure	Exposure	Exposure
Passenger Carriers Based In the United States	$64,867	$—	$64,867	$65,607	$68,045
Passenger Carriers Based Outside the United States	19,162	—	19,162	19,246	19,475
Cargo Carriers	13,326	—	13,326	13,279	13,240
Total Air Transportation Credit Exposure	$97,355	$—	$97,355	$98,132	$100,760

(1)	Exposure includes loans, leveraged leases and operating leases.

Bank of Hawaii Corporation and Subsidiaries
Non-Performing Assets and Accruing Loans and Leases Past Due 90 Days or More (Unaudited)	Table 9

	September 30,	June 30,	March 31,	December 31,	September 30,
(dollars in thousands)	2007	2007	2007	2006	2006
Non-Performing Assets
Non-Accrual Loans and Leases
Commercial
Commercial and Industrial	$359	$265	$273	$769	$400
Commercial Mortgage	123	130	38	40	44
Lease Financing	—	914	—	31	—
Total Commercial	482	1,309	311	840	444
Consumer
Residential Mortgage	3,237	3,844	4,345	4,914	4,253
Home Equity	436	899	476	164	254
Other Revolving Credit and Installment	—	214	242	—	—
Total Consumer	3,673	4,957	5,063	5,078	4,507
Total Non-Accrual Loans and Leases	4,155	6,266	5,374	5,918	4,951
Foreclosed Real Estate	105	48	462	407	409
Other Investments	—	—	—	82	82
Total Non-Performing Assets	$4,260	$6,314	$5,836	$6,407	$5,442

Accruing Loans and Leases Past Due 90 Days or More
Commercial
Lease Financing	$—	$—	$4	$—	$—
Consumer
Residential Mortgage	639	188	706	519	882
Home Equity	115	60	219	331	62
Other Revolving Credit and Installment	1,678	1,158	1,441	1,954	2,044
Lease Financing	—	—	10	10	—
Total Consumer	2,432	1,406	2,376	2,814	2,988
Total Accruing Loans and Leases Past Due 90 Days or More	$2,432	$1,406	$2,380	$2,814	$2,988

Total Loans and Leases	$6,599,915	$6,566,126	$6,507,152	$6,623,167	$6,489,057

Ratio of Non-Accrual Loans and Leases to Total Loans and Leases	0.06%	0.10%	0.08%	0.09%	0.08%

Ratio of Non-Performing Assets to Total Loans and Leases, Foreclosed Real Estate, and Other Investments	0.06%	0.10%	0.09%	0.10%	0.08%

Ratio of Non-Performing Assets and Accruing Loans and Leases Past Due 90 Days or More to Total Loans and Leases	0.10%	0.12%	0.13%	0.14%	0.13%

Quarter to Quarter Changes in Non-Performing Assets
Balance at Beginning of Quarter	$6,314	$5,836	$6,407	$5,442	$5,377
Additions	662	2,279	1,548	2,427	1,507
Reductions
Payments	(1,741)	(804)	(1,150)	(255)	(848)
Return to Accrual Status	(787)	(473)	(435)	(897)	(382)
Sales of Foreclosed Assets	(48)	(326)	(56)	(112)	(20)
Charge-offs/Write-downs	(140)	(198)	(478)	(198)	(192)
Total Reductions	(2,716)	(1,801)	(2,119)	(1,462)	(1,442)
Balance at End of Quarter	$4,260	$6,314	$5,836	$6,407	$5,442

Bank of Hawaii Corporation and Subsidiaries
Reserve for Credit Losses (Unaudited)	Table 10

	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,
(dollars in thousands)	2007	2007	2006 (1)	2007	2006 (1)
Balance at Beginning of Period	$96,167	$96,167	$96,167	$96,167	$96,167
Loans and Leases Charged-Off
Commercial
Commercial and Industrial	(715)	(738)	(593)	(2,258)	(1,653)
Lease Financing	(123)	—	—	(145)	—
Consumer
Residential Mortgage	—	(47)	—	(47)	(39)
Home Equity	(422)	(240)	(211)	(764)	(438)
Other Revolving Credit and Installment	(4,597)	(4,195)	(3,982)	(14,506)	(12,703)
Lease Financing	(7)	—	(18)	(7)	(30)
Total Loans and Leases Charged-Off	(5,864)	(5,220)	(4,804)	(17,727)	(14,863)
Recoveries on Loans and Leases Previously Charged-Off
Commercial
Commercial and Industrial	326	315	325	918	2,064
Commercial Mortgage	35	36	84	156	509
Lease Financing	2	6	1	2,089	1
Consumer
Residential Mortgage	14	54	223	203	464
Home Equity	69	55	120	189	308
Other Revolving Credit and Installment	1,345	1,384	1,250	4,094	3,870
Lease Financing	3	7	16	14	32
Total Recoveries on Loans and Leases Previously Charged-Off	1,794	1,857	2,019	7,663	7,248
Net Loans and Leases Charged-Off	(4,070)	(3,363)	(2,785)	(10,064)	(7,615)
Provision for Credit Losses	4,070	3,363	2,785	10,064	7,615
Balance at End of Period (2)	$96,167	$96,167	$96,167	$96,167	$96,167

Components
Allowance for Loan and Lease Losses	$90,998	$90,998	$90,795	$90,998	$90,795
Reserve for Unfunded Commitments	5,169	5,169	5,372	5,169	5,372
Total Reserve for Credit Losses	$96,167	$96,167	$96,167	$96,167	$96,167

Average Loans and Leases Outstanding	$6,570,261	$6,532,736	$6,470,883	$6,554,979	$6,324,492

Ratio of Net Loans and Leases Charged-Off to
Average Loans and Leases Outstanding (annualized)	0.25%	0.21%	0.17%	0.21%	0.16%
Ratio of Allowance for Loan and Lease Losses to Loans and Leases Outstanding	1.38%	1.39%	1.40%	1.38%	1.40%

(1)	Certain prior period information has been reclassified to conform to current presentation.

(2)

Included in this analysis is activity related to the Company’s reserve for unfunded commitments, which is separately recorded in other liabilities in the Consolidated Statements of Condition (Unaudited).

Bank of Hawaii Corporation and Subsidiaries
Business Segment Selected Financial Information (Unaudited)	Table 11a

	Retail	Commercial	Investment			Consolidated
(dollars in thousands)	Banking	Banking	Services	Total	Treasury	Total
Three Months Ended September 30, 2007
Net Interest Income (Loss)	$60,219	$34,953	$5,584	$100,756	$(2,200)	$98,556
Provision for Credit Losses	2,975	1,284	(1)	4,258	(188)	4,070
Net Interest Income (Loss) After Provision for Credit Losses	57,244	33,669	5,585	96,498	(2,012)	94,486
Noninterest Income	26,600	10,928	18,328	55,856	5,386	61,242
Noninterest Expense	(43,304)	(19,807)	(17,046)	(80,157)	(1,293)	(81,450)
Income Before Provision for Income Taxes	40,540	24,790	6,867	72,197	2,081	74,278
Provision for Income Taxes	(15,000)	(9,174)	(2,541)	(26,715)	216	(26,499)
Allocated Net Income	25,540	15,616	4,326	45,482	2,297	47,779
Allowance Funding Value	(258)	(732)	(11)	(1,001)	1,001	—
Provision for Credit Losses	2,975	1,284	(1)	4,258	(188)	4,070
Economic Provision	(3,032)	(2,063)	(88)	(5,183)	—	(5,183)
Tax Effect of Adjustments	116	559	37	712	(300)	412
Income Before Capital Charge	25,341	14,664	4,263	44,268	2,810	47,078
Capital Charge	(5,508)	(3,944)	(1,632)	(11,084)	(8,948)	(20,032)
Net Income (Loss) After Capital Charge (NIACC)	$19,833	$10,720	$2,631	$33,184	$(6,138)	$27,046

RAROC (ROE for the Company)	50%	41%	28%	44%	9%	26%

Total Assets as of September 30, 2007	$4,014,879	$2,739,558	$231,585	$6,986,022	$3,563,573	$10,549,595

Three Months Ended September 30, 2006 (1)
Net Interest Income	$58,345	$33,996	$5,339	$97,680	$2,670	$100,350
Provision for Credit Losses	2,609	480	—	3,089	(304)	2,785
Net Interest Income After Provision for Credit Losses	55,736	33,516	5,339	94,591	2,974	97,565
Noninterest Income	25,243	11,929	17,344	54,516	2,371	56,887
Noninterest Expense	(43,030)	(19,739)	(15,432)	(78,201)	(1,604)	(79,805)
Income Before Provision for Income Taxes	37,949	25,706	7,251	70,906	3,741	74,647
Provision for Income Taxes	(14,039)	(9,682)	(2,683)	(26,404)	(1,323)	(27,727)
Allocated Net Income	23,910	16,024	4,568	44,502	2,418	46,920
Allowance Funding Value	(202)	(660)	(9)	(871)	871	—
Provision for Credit Losses	2,609	480	—	3,089	(304)	2,785
Economic Provision	(3,105)	(2,158)	(98)	(5,361)	—	(5,361)
Tax Effect of Adjustments	258	865	40	1,163	(210)	953
Income Before Capital Charge	23,470	14,551	4,501	42,522	2,775	45,297
Capital Charge	(5,426)	(3,914)	(1,511)	(10,851)	(8,047)	(18,898)
Net Income (Loss) After Capital Charge (NIACC)	$18,044	$10,637	$2,990	$31,671	$(5,272)	$26,399

RAROC (ROE for the Company)	47%	41%	32%	43%	7%	27%

Total Assets as of September 30, 2006 (1)	$3,931,999	$2,692,163	$219,715	$6,843,877	$3,527,338	$10,371,215

(1)	Certain prior period information has been reclassified to conform to current presentation.

Bank of Hawaii Corporation and Subsidiaries
Business Segment Selected Financial Information (Unaudited)	Table 11b

	Retail	Commercial	Investment			Consolidated
(dollars in thousands)	Banking	Banking	Services	Total	Treasury	Total
Nine Months Ended September 30, 2007
Net Interest Income (Loss)	$176,902	$104,028	$16,661	$297,591	$(2,020)	$295,571
Provision for Credit Losses	8,867	1,409	(1)	10,275	(211)	10,064
Net Interest Income (Loss) After Provision for Credit Losses	168,035	102,619	16,662	287,316	(1,809)	285,507
Noninterest Income	79,560	30,095	57,417	167,072	13,158	180,230
Noninterest Expense	(128,979)	(60,330)	(49,730)	(239,039)	(4,366)	(243,405)
Income Before Provision for Income Taxes	118,616	72,384	24,349	215,349	6,983	222,332
Provision for Income Taxes	(43,889)	(26,614)	(9,009)	(79,512)	23	(79,489)
Allocated Net Income	74,727	45,770	15,340	135,837	7,006	142,843
Allowance Funding Value	(708)	(2,163)	(31)	(2,902)	2,902	—
Provision for Credit Losses	8,867	1,409	(1)	10,275	(211)	10,064
Economic Provision	(8,900)	(6,327)	(251)	(15,478)	(1)	(15,479)
Tax Effect of Adjustments	274	2,620	105	2,999	(995)	2,004
Income Before Capital Charge	74,260	41,309	15,162	130,731	8,701	139,432
Capital Charge	(16,407)	(11,957)	(4,785)	(33,149)	(26,453)	(59,602)
Net Income (Loss) After Capital Charge (NIACC)	$57,853	$29,352	$10,377	$97,582	$(17,752)	$79,830

RAROC (ROE for the Company)	50%	38%	35%	43%	9%	26%

Total Assets as of September 30, 2007	$4,014,879	$2,739,558	$231,585	$6,986,022	$3,563,573	$10,549,595

Nine Months Ended September 30, 2006 (1)
Net Interest Income	$172,637	$100,725	$16,316	$289,678	$12,730	$302,408
Provision for Credit Losses	6,965	1,218	999	9,182	(1,567)	7,615
Net Interest Income After Provision for Credit Losses	165,672	99,507	15,317	280,496	14,297	294,793
Noninterest Income	74,149	28,242	52,651	155,042	7,618	162,660
Noninterest Expense	(126,851)	(58,892)	(48,886)	(234,629)	(4,736)	(239,365)
Income Before Provision for Income Taxes	112,970	68,857	19,082	200,909	17,179	218,088
Provision for Income Taxes	(41,797)	(34,263)	(7,051)	(83,111)	(5,531)	(88,642)
Allocated Net Income	71,173	34,594	12,031	117,798	11,648	129,446
Allowance Funding Value	(589)	(1,809)	(25)	(2,423)	2,423	—
Provision for Credit Losses	6,965	1,218	999	9,182	(1,567)	7,615
Economic Provision	(9,341)	(6,628)	(286)	(16,255)	(1)	(16,256)
Tax Effect of Adjustments	1,097	2,671	(254)	3,514	(316)	3,198
Income Before Capital Charge	69,305	30,046	12,465	111,816	12,187	124,003
Capital Charge	(16,258)	(12,282)	(4,727)	(33,267)	(23,892)	(57,159)
Net Income (Loss) After Capital Charge (NIACC)	$53,047	$17,764	$7,738	$78,549	$(11,705)	$66,844

RAROC (ROE for the Company)	47%	27%	29%	37%	12%	25%

Total Assets as of September 30, 2006 (1)	$3,931,999	$2,692,163	$219,715	$6,843,877	$3,527,338	$10,371,215

(1)	Certain prior period information has been reclassified to conform to current presentation.

Bank of Hawaii Corporation and Subsidiaries
Quarterly Summary of Selected Consolidated Financial Data (Unaudited)	Table 12

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
(dollars in thousands, except per share amounts)	2007	2007	2007	2006	2006 (1)
Quarterly Operating Results
Interest Income
Interest and Fees on Loans and Leases	$112,787	$112,026	$110,298	$111,649	$110,065
Income on Investment Securities
Trading	1,114	1,357	1,618	—	—
Available-for-Sale	33,486	31,563	30,961	32,807	31,949
Held-to-Maturity	3,616	3,827	4,052	4,282	4,558
Deposits	1,086	96	58	63	50
Funds Sold	1,103	533	1,058	406	66
Other	364	364	333	333	272
Total Interest Income	153,556	149,766	148,378	149,540	146,960
Interest Expense
Deposits	37,613	33,701	33,375	30,924	28,464
Securities Sold Under Agreements to Repurchase	11,726	11,665	11,886	12,538	11,959
Funds Purchased	1,654	1,452	923	1,689	2,270
Short-Term Borrowings	87	91	87	106	82
Long-Term Debt	3,920	3,979	3,970	4,078	3,835
Total Interest Expense	55,000	50,888	50,241	49,335	46,610
Net Interest Income	98,556	98,878	98,137	100,205	100,350
Provision for Credit Losses	4,070	3,363	2,631	3,143	2,785
Net Interest Income After Provision for Credit Losses	94,486	95,515	95,506	97,062	97,565
Noninterest Income
Trust and Asset Management	15,146	16,135	15,833	14,949	14,406
Mortgage Banking	3,848	2,479	3,371	2,612	2,394
Service Charges on Deposit Accounts	11,919	11,072	10,967	11,206	10,723
Fees, Exchange, and Other Service Charges	16,465	16,556	16,061	15,775	16,266
Investment Securities Gains, Net	789	575	16	153	19
Insurance	7,446	4,887	6,215	3,965	6,713
Other	5,629	6,324	8,497	4,856	6,366
Total Noninterest Income	61,242	58,028	60,960	53,516	56,887
Noninterest Expense
Salaries and Benefits	44,944	44,587	45,406	42,727	43,133
Net Occupancy	10,267	9,695	9,811	9,959	9,998
Net Equipment	4,871	4,871	4,787	5,012	5,285
Professional Fees	2,369	2,599	2,543	1,189	2,638
Other	18,999	18,080	19,576	22,710	18,751
Total Noninterest Expense	81,450	79,832	82,123	81,597	79,805
Income Before Provision for Income Taxes	74,278	73,711	74,343	68,981	74,647
Provision for Income Taxes	26,499	25,982	27,008	18,068	27,727
Net Income	$47,779	$47,729	$47,335	$50,913	$46,920

Basic Earnings Per Share	$0.98	$0.97	$0.96	$1.03	$0.94
Diluted Earnings Per Share	$0.96	$0.95	$0.94	$1.01	$0.92

Balance Sheet Totals
Total Assets	$10,549,595	$10,722,568	$10,491,957	$10,571,815	$10,371,215
Net Loans and Leases	6,508,917	6,475,128	6,416,154	6,532,169	6,398,262
Total Deposits	7,875,166	8,314,404	7,952,937	8,023,394	7,687,123
Total Shareholders’ Equity	731,697	708,806	711,031	719,420	683,472

Performance Ratios
Net Income to Average Total Assets	1.79%	1.84%	1.83%	1.94%	1.81%
Net Income to Average Shareholders’ Equity	26.02	26.30	27.00	28.56	27.09
Net Interest Margin (2)	4.03	4.12	4.07	4.15	4.20
Efficiency Ratio (3)	50.97	50.88	51.62	53.08	50.75

(1)	Basic and diluted earnings per share for the three months ended September 30, 2006 was corrected from $0.95 and $0.93, respectively. Corrections were first reported in the fourth quarter of 2006.

(2)	Net interest margin is defined as net interest income, on a taxable equivalent basis, as a percentage of average earning assets.

(3)	Efficiency ratio is defined as noninterest expense divided by total revenue (net interest income and total noninterest income).